                                                                    Exhibit 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Source Information Management Company
St. Louis, Missouri

We hereby consent to inclusion in this Current Report on Form 8-K/A and to incorporation by reference in the Registration Statement on Form S-8 (No. 333-16039) of The Source Information Management Company of our report dated March 9, 1999, relating to the financial statements of U.S. Marketing Services, Inc. and Subsidiaries.

                                                /s/ BDO Seidman, LLP

                                                BDO Seidman, LLP

New York, New York
June 8, 1999

                                                                    Exhibit 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Source Information Management Company
St. Louis, Missouri

We hereby consent to inclusion in this Current Report on Form 8-K/A and to incorporation by reference in the Registration Statement on Form S-8 (No. 333-16039) of The Source Information Management Company of our report dated March 9, 1999, relating to the financial statements of Brand Manufacturing Corp. and TCE Corporation.

                                                /s/ BDO Seidman, LLP

                                                BDO Seidman, LLP

New York, New York
June 8, 1999